SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2002

                         PROVIDIAN FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

    Delaware                    1-12897                          94-2933952
 (State or Other         (Commission File Number)             (I.R.S. Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)

201 Mission Street, San Francisco, California                              94105
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (415) 543-0404

                                 NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.       REGULATION FD DISCLOSURE.

On February 7, 2002, Providian Financial Corporation (the "Company") issued a press release announcing certain of its financial results for the fourth quarter and fiscal year ended December 31, 2001. Also on that date, the Company held an investor conference call relating to those results. A copy of the Company's press release, and a copy of the conference call transcript, are attached as Exhibits 99.1 and 99.2 hereto, and are hereby incorporated by reference in this Report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROVIDIAN FINANCIAL CORPORATION



                                    By:  /s/David J. Petrini
                                    -------------------------------------
                                    Name:   David J. Petrini
                                    Title:  Vice Chairman, Finance,
                                            Administration and Technology

Dated:  February 8, 2002


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                                  Exhibit Index


             Exhibit Number                       Description

                  99.1                   February 7, 2002 Press Release

                  99.2                   Transcript of February 7, 2002
                                         Earnings Conference Call




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